North Square Spectrum Alpha Fund
SCHEDULE OF INVESTMENTS
As of February 28, 2022 (Unaudited)

Number of Shares		Value
	MUTUAL FUNDS - 99.4%
1,007,563	North Square Advisory Research Small Cap Growth Fund - Class I1	$15,259,945
1,630,496	North Square Advisory Research Small Cap Value Fund - Class I1	18,813,647
6,249,814	North Square Dynamic Small Cap Fund - Class I1	75,050,262
	TOTAL MUTUAL FUNDS
	(Cost $116,321,112)	109,123,854

	SHORT-TERM INVESTMENT - 0.9%
975,754	First American Treasury Obligations Fund - Class X, 0.01%[2]	975,754
	TOTAL SHORT-TERM INVESTMENT
	(Cost $975,754)	975,754

	TOTAL INVESTMENTS - 100.3%
	(Cost $117,296,866)	110,099,608
	Liabilities in Excess of Other Assets - (0.3)%	(366,438)
	TOTAL NET ASSETS - 100.0%	$109,733,170

[1]	Affiliated Company. See Affiliates Table in Notes to Schedule of Investments.
[2]	The rate is the annualized seven-day yield at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying Notes to Schedule of Investments

North Square Spectrum Alpha Fund
SUMMARY OF INVESTMENTS
As of February 28, 2022 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Mutual Funds	99.4%
Short-Term Investment	0.9%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

North Square Spectrum Alpha Fund
NOTES TO SCHEDULE OF INVESTMENTS
As of February 28, 2022 (Unaudited)

Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of February 28, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$109,123,854	$-	$-	$109,123,854
Short-Term Investment	975,754	-	-	975,754
Total Investments	$110,099,608	$-	$-	$110,099,608

[1]	For a detailed break-out of these securities by major sector and industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

North Square Spectrum Alpha Fund
NOTES TO SCHEDULE OF INVESTMENTS
As of February 28th, 2022 (Unaudited)

Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a North Square Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of February 28, 2022 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

					Change in
	Value,			Net	Unrealized	Value,		Capital
	Beginning		Sales	Realized	Appreciation	End	Dividend	Gain
	of Period	Purchases	Proceeds	Gain (Loss)	(Depreciation)	of Period	Income	Distributions

North Square Advisory Research Small Cap Growth Fund - Class I*	$ -	$ 19,000,000	$ (1,500,000)	$ (273,296)	$ (1,966,759)	$ 15,259,945	$ -	$ -
North Square Advisory Research Small Cap Value Fund - Class I*	-	19,000,000	-	-	$ (186,353)	18,813,647	-	-
North Square Dynamic Small Cap Fund - Class I	-	82,000,000	(1,750,000)	(155,592)	$ (5,044,145)	75,050,263	-	-
	$ -	$ 120,000,000	$ (3,250,000)	$ (428,888)	$ (7,197,257)	$ 109,123,855	$ -	$ -

	Shares,			Shares,
	Beginning			End
	of Period	Purchases	Sales	of Period

North Square Advisory Research Small Cap Growth Fund - Class I*	-	1,110,259	(102,696)	1,007,563
North Square Advisory Research Small Cap Value Fund - Class I*	-	1,630,496	-	1,630,496
North Square Dynamic Small Cap Fund - Class I	-	6,398,419	(148,605)	6,249,814

*Effective January 11th, 2022, the North Square Oak Ridge Small Cap Growth Fund, North Square Oak Ridge All Cap Growth Fund, North Square Oak Ridge Dividend Growth Fund, and North Square Advisory Research All Cap Value Fund changed names to the North Square Spectrum Alpha Fund, North Square Advisory Research Small Cap Growth Fund, North Square Preferred and Income Securities Fund, and North Square Advisory Research Small Cap Value Fund, respectively.